Exhibit (10)(hh)

FIRST MODIFICATION AGREEMENT

THIS FIRST MODIFICATION AGREEMENT is made and entered into this 2nd day of April, 2010 (the “Effective Date”) by and between PINNACLE NATIONAL BANK (“Lender”), and J. ALEXANDER’S CORPORATION, a Tennessee corporation (“Borrower”).

W I T N E S S E T H:

WHEREAS, Lender extended to Borrower certain indebtedness evidenced and secured by the following:

(a)           Promissory Note dated May 22, 2009 in the original principal amount of $3,000,000.00 executed by Borrower to Lender (the “Term Loan”);

(b)           Revolving Promissory Note dated May 22, 2009 in the original principal amount of $5,000,000.00 executed by Borrower to Lender (the “Line of Credit”);

(c)           Loan Agreement dated May 22, 2009 by and between Borrower and Lender;

(d)           Assignment and Security Agreement dated May 22, 2009 by and among Borrower, Lender, J. Alexander’s Restaurants, Inc., a Tennessee corporation, J. Alexander’s Restaurants of Kansas, Inc., a Kansas corporation, J. Alexander’s of Texas, Inc., a Texas corporation, and J. Alexander’s of Kansas, LLC, a Kansas limited liability company;

(e)           Guaranty Agreements of J. Alexander’s Restaurants, Inc., J. Alexander’s Restaurants of Kansas, Inc., J. Alexander’s of Texas, Inc., and J. Alexander’s of Kansas, LLC (“Guarantors”); and

(f)           Certain other documents executed in connection therewith.

(the foregoing and any and all other documents executed in connection with the Term Loan and the Line of Credit, and any and all extensions, renewals and modifications thereof, being sometimes herein collectively called the “Loan Documents”).

WHEREAS, Lender is the owner and the holder of the indebtedness evidenced and secured by the Loan Documents, and Lender has agreed to modify the terms and conditions pertaining to the financial covenants set forth in Paragraph 3.5(b) of the Loan Agreement, specifically including the adjusted debt to EBITDAR Ratio for the first and second quarters of 2010.

NOW THEREFORE, for and in consideration of the mutual covenants contained herein, the modification herein granted, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties covenant and agree as follows:

1.           Section 3.5(b) of the Loan Agreement shall be modified to revise the Adjusted Debt to EBITDAR Ratio covenant as follows:

▪	from 4.5 to 1.0 to 5.25 to 1.0 as of the end of the fiscal quarter ending April 4, 2010, and
▪	from 4.5 to 1.0 to 5.0 to 1.0 as of the end of the fiscal quarter ending July 4, 2010.

2.           The Loan Documents, as modified herein, are fully enforceable in accordance with their terms and Borrower has no claim, demand or right of setoff against Lender arising out of or with respect to any of the Loan Documents, or the indebtedness evidenced and secured thereby.

3.           The Loan Documents are further amended to the extent necessary to conform to the foregoing, but no further or otherwise.  The Loan Documents shall continue in full force and effect, amended only as specifically stated herein.  In the event of default in any provisions of the Loan Documents, as amended hereby, the provisions of said instruments and documents making the whole of the indebtedness evidenced and secured due and payable shall be, and continue to be, in full force and effect (subject to applicable notice and cure periods), and Lender reserves all rights, remedies and privileges provided in the Loan Documents, as amended hereby.  This instrument does not constitute a novation of any of the Loan Documents.

4.           Borrower shall pay all reasonable costs and expenses, including but not limited to, reasonable attorney’s fees, incurred by Lender in connection with the preparation and consummation of this instrument, and in obtaining, maintaining and preserving the collateral securing the indebtedness evidenced and secured by the Loan Documents.  In addition, Borrower shall pay to Lender a loan modification fee of $15,000.00.  This instrument is severable such that the invalidity or unenforceability of any provision hereof shall not impair the validity or enforceability of the remaining provisions.  This instrument shall be binding upon the parties hereto, their heirs, successors and assigns.  This instrument shall be governed in accordance with the laws of the State of Tennessee, except with respect to applicable laws or regulations of the United States of America governing the charging and receiving of interest.

[Signature Page Follows]

IN WITNESS WHEREOF, this instrument has been executed to be effective as of the date first above written.

BORROWER:

J. ALEXANDER’S CORPORATION,
a Tennessee corporation

By:           /s/ R. Gregory Lewis
R. Gregory Lewis
Vice President – Finance
Chief Financial Officer, and Secretary

LENDER:

                                                                PINNACLE NATIONAL BANK

By:           /s/ William W. DeCamp
            William W. DeCamp, Senior Vice President

STATE OF TENNESSEE                  )
COUNTY OF DAVIDSON                )

Personally appeared before me, the undersigned, a Notary Public in and for said County and State, R. GREGORY LEWIS, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is VICE PRESIDENT – FINANCE, CHIEF FINANCIAL OFFICER, AND SECRETARY of the maker or a constituent of the maker and is authorized by the maker or by its constituent, the constituent being authorized by the maker, to execute this instrument on behalf of the maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Janice M. Jackson
Notary Public

My Commission Expires:                  July 2, 2011

STATE OF TENNESSEE                  )
COUNTY OF DAVIDSON                )

Personally appeared before me, the undersigned, a Notary Public in and for said County and State, WILLIAM W. DECAMP, with whom I am personally acquainted, and who acknowledged that he executed the within instrument for the purposes therein contained, and who further acknowledged that he is SENIOR VICE PRESIDENT of the maker or a constituent of the maker and is authorized by the maker or by its constituent, the constituent being authorized by the maker, to execute this instrument on behalf of the maker.

WITNESS my hand, at office, this 2nd day of April, 2010.

/s/ Diana T. Brickey
Notary Public

My Commission Expires:                  January 6, 2014